Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of GNB Financial Services, Inc. (the “Corporation”) for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, Aaron M. Klinger, Principal Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the period covered by the Report.

Date: March 24, 2015	By:	/s/ Aaron M. Klinger
Aaron M. Klinger
Principal Financial Officer